UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5018

Smith Barney Investment Series

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

INTERNATIONAL FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Classic Series

Annual Report  •  October 31, 2004

SMITH BARNEY

INTERNATIONAL FUND

TEAM MANAGED

A team of individuals employed by the fund’s subadviser manages the day-to-day operations of the fund.

FUND OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. It seeks to achieve this objective by investing primarily in the common stocks of foreign companies that the fund’s manager believes have above-average prospects for growth, including companies in emerging markets.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

International equities generated solid results during the 12-month period ended October 31, 2004. The market’s ascent was due, in part, to the continuation of a global economic recovery and strong corporate profits. In the second half of the period, these positive factors were partially overshadowed by a number of issues weighing on investors’ minds, including sharply rising energy prices, geopolitical concerns, and the prospect for rising interest rates. The depreciating U.S. dollar also impacted investment results. A falling dollar is a positive for Americans investing overseas, as the value of international securities from a currency perspective is increased when translated back into U.S. dollars.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 12, 2004

1        Smith Barney International Fund      |      2004 Annual Report

MANAGER  OVERVIEW

Performance Review

For the 12 months ended October 31, 2004, Class A shares of the Smith Barney International Fund, excluding sales charges, returned 18.59%. In comparison, the fund’s unmanaged benchmark, the MSCI EAFE Indexi returned 18.84% for the same period. The shares outperformed the Lipper international multi-cap growth funds category average1, which was 13.15%.

Market Overview

The international equity markets performed well in the first half of the reporting period due to a continued recovery in corporate profits and low interest rates. However, this strength proved unsustainable and the markets drifted in a fairly narrow range during the second half of the reporting period. This was largely the result of increased tensions in the Middle East, higher oil prices, and the perception that the accommodative U.S. interest rate cycle would soon end. From a sector perspective, energy stocks performed strongly on the back of rising oil prices, while the technology sector performed poorly due to concerns over earnings prospects and company valuations.

From a thematic perspective, the markets were initially focused on the prospects of a rebound in corporate profits. Stocks of companies that operate in industries with more depressed business activity or which suffer from weak financial positions generated superior results as investors anticipated improving fortunes for these companies. Later in the period, the situation reversed as the equity performance of more speculative companies started to lag that of higher-quality companies with more stable earnings outlooks. This shift in emphasis coincided with increased risk aversion due to higher oil prices and the bottoming of the interest rate cycle.

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

(excluding sales charges)

	6 Months	12 Months

Class A Shares — International Fund	5.81%	18.59%

MSCI EAFE Index	5.74%	18.84%

Lipper International Multi-Cap Growth Funds Category Average	3.50%	13.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.

Performance figures reflect fee waivers, which may be reduced or terminated at any time. In the absence of fee waivers, if any, the total return would be reduced.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned 6.15%, Class B shares returned 5.34% and Class C shares returned 5.96% over the six months ended October 31, 2004. Excluding sales charges, Class 1 shares returned 19.31%, Class B shares returned 17.49% and Class C shares returned 18.97% over the twelve months ended October 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004, calculated among the 162 funds for the six-month period and among the 160 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Factors Influencing Performance

Our investment strategy focuses on selecting companies that our analysis suggests offer the most attractive potential

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 160 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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within their international sectors. Our disciplined process is centered on a long-term valuation framework that seeks to project cashflows and dividends several years into the future. Shorter-term factors are also considered through an examination of trends in corporate earnings forecasts. When constructing the fund’s portfolio, we also emphasize stock selection rather than geographic or sector allocations.

During the fiscal year, our investment strategy led to solid stock selection in Hong Kong, Japan, the UK and Germany. Conversely, our stock selection in Switzerland, Finland, Sweden and Italy was less successful.

In Hong Kong, the fund’s holding in Henderson Land Development Co. Ltd. enhanced results as property market conditions improved following a lengthy downturn. Japanese stocks Toyota Motor Corp., Honda Motor Co. Ltd. and Takeda Pharmaceutical Co. Ltd. generated strong returns, while in the UK, holdings in Tesco Corp. and BP PLC were positive contributors to performance. In Germany, the fund benefited through its investment in utility companies E.On AG and RWE AG.

Our strategy did not work as well in a number of other countries. In Switzerland, financial firms Credit Suisse Group and Zurich Financial Services detracted from results. In Finland, paper company Stora Enso Oyj and communication equipment provider Nokia Oyj proved detrimental to returns. In Italy, the fund held Unicredito Italiano SpA, which performed poorly due to difficult operating conditions for Italian financial companies.

Thank you for your investment in the Smith Barney International Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

The International Portfolio Management Team

November 12, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Vodafone Group PLC (4.0%), BNP Paribas SA (3.6%), ENI SpA (3.3%), BP PLC (2.7%), Australia & New Zealand Banking Group Ltd. (2.7%), Total SA (2.5%), Toyota Motor Corp. (2.4%), Royal Bank of Scotland Group (2.4%), Takeda Pharmaceutical Co. Ltd. (2.1%), Mitsui Sumitomo Insurance Co, Ltd. (2.0%). Please refer to pages 9 through 11 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of October 31, 2004 were: Financials (27.6%); Consumer Discretionary (14.8%); Industrials (9.7%); Energy (8.5%); Healthcare (8.3%). The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities, regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Financials
27.2%
26.8%
Consumer Discretionary
14.6%
14.4%
Industrials
9.5%
9.2%
Energy
8.4%
8.5%
Healthcare
8.2%
9.0%
Telecommunication Services
7.6%
7.6%
Materials
6.4%
6.0%
Consumer Staples
6.3%
7.1%
Information Technology
5.7%
7.6%
Utilities
4.8%
3.0%
Other
1.3%
0.8%
0.0
10.0
20.0
30.0
40.0
October 31, 2004
April 30, 2004

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class 1	6.15%	$1,000.00	$1,061.50	1.89%	$9.79

Class A	5.81	1,000.00	1,058.10	2.45	12.67

Class B	5.34	1,000.00	1,053.40	3.37	17.39

Class C(4)	5.96	1,000.00	1,059.60	2.24	11.60

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class A, B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000	$1,015.63	1.89%	$9.58

Class A	5.00	1,000	1,012.82	2.45	12.40

Class B	5.00	1,000	1,008.19	3.37	17.01

Class C(3)	5.00	1,000	1,013.88	2.24	11.34

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C(3)
Twelve Months Ended 10/31/04	19.31%	18.59%	17.49%	18.97%

Five Years Ended 10/31/04	(8.22)	(8.79)	(9.57)	N/A

Inception* through 10/31/04	3.48	5.71	4.88	(18.06)

	With Sales Charges(4)
	Class 1	Class A	Class B	Class C(3)
Twelve Months Ended 10/31/04	9.15%	12.65%	12.49%	17.97%

Five Years Ended 10/31/04	(9.84)	(9.72)	(9.74)	N/A

Inception* through 10/31/04	2.37	5.15	4.88	(18.06)

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 10/31/04)	32.57%

Class A (Inception* through 10/31/04)	70.73

Class B (Inception* through 10/31/04)	58.12

Class C(3) (Inception* through 10/31/04)	(56.08)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 8.50% and, 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is March 17, 1995. Inception date for Class C shares is September 13, 2000.

7        Smith Barney International Fund      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A and B Shares of the

Smith Barney International Fund vs. MSCI EAFE Index†

March 1995 — October 2004

†	Hypothetical illustration of $10,000 invested in Class A and B shares on March 17, 1995 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Morgan Stanley Capital International Europe, Australasia and the Far East Index (“MSCI EAFE”) is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund’s other classes may be greater or less than the performance of Class A and B shares as indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments October 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 100.3%
Australia — 3.8%
196,233	Australia & New Zealand Banking Group Ltd.	$2,989,755
35,414	National Australia Bank Ltd.†	747,712
56,603	News Corp. Inc., CDI†	455,290

		4,192,757

Belgium — 1.2%
51,430	Fortis*†	1,307,981

Finland — 3.6%
73,720	Nokia Oyj	1,136,197
106,058	Stora Enso Oyj, Class R Shares	1,512,918
70,317	UPM-Kymmene Oyj	1,389,421

		4,038,536

France — 11.9%
59,438	BNP Paribas S.A.†	4,042,412
19,010	Bouygues S.A.†	748,344
27,433	Carrefour S.A.†	1,200,574
44,028	Credit Agricole S.A.†	1,289,234
26,176	France Telecom S.A.	748,804
9,186	Pinault-Printemps-Redoute S.A.†	864,806
10,005	Renault S.A.†	836,687
5,325	Sanofi-Aventis	388,970
4,913	Schneider Electric S.A.†	325,054
13,279	Total S.A.†	2,759,275

		13,204,160

Germany — 7.9%
16,260	Altana AG†	821,046
7,461	BASF AG	465,102
38,367	DaimlerChrysler AG	1,583,713
13,905	E.ON AG	1,130,570
35,448	Metro AG	1,691,428
27,725	RWE AG	1,467,475
25,276	Schering AG	1,623,658

		8,782,992

Hong Kong — 1.1%
193,000	Henderson Land Development Co., Ltd.†	897,617
44,000	Swire Pacific Ltd.	312,327

		1,209,944

Ireland — 2.0%
109,416	Allied Irish Banks PLC	1,909,529
23,929	Bank of Ireland	327,925
62	CRH PLC	1,482

		2,238,936

Italy — 7.4%
163,581	Eni S.p.A.†	3,711,888
157,875	SanPaolo IMI S.p.A.†	2,000,514
279,514	Telecom Italia S.p.A.	930,007
294,103	UniCredito Italiano S.p.A.†	1,578,423

		8,220,832

See Notes to Financial Statements.

9        Smith Barney International Fund      |      2004 Annual Report

Schedule of Investments (continued) October 31, 2004

SHARES	SECURITY	VALUE
Japan — 23.8%
23,000	Bridgestone Corp.†	$416,525
13,800	Canon Inc.	680,758
97	East Japan Railway Co.	509,611
32,700	Fuji Photo Film Co., Ltd.	1,116,525
170,000	Fujitsu Ltd.†	1,011,790
232,000	Hitachi, Ltd.	1,459,574
20,700	Honda Motor Co., Ltd.	999,660
63,000	Kao Corp.	1,452,886
55,000	Komatsu Ltd.†	367,808
40,000	Matsushita Electric Industrial Co., Ltd.	579,891
110,000	Mitsubishi Electric Corp.*	514,620
93	Mitsubishi Tokyo Financial Group, Inc.	789,474
270,000	Mitsui Sumitomo Insurance Co., Ltd.	2,215,620
9,700	Nintendo Co., Ltd.†	1,094,246
124,000	Nippon Steel Corp.	290,058
321	NTT DoCoMo, Inc.	566,186
89,000	Ricoh Co., Ltd.†	1,662,139
29,000	Sankyo Co., Ltd.	601,773
9,000	Secom Co., Ltd.	326,825
162,000	Sumitomo Chemical Co., Ltd.	785,399
155,000	Sumitomo Corp.	1,153,509
89,000	Sumitomo Electric Industries, Ltd.	843,662
49,200	Takeda Pharmaceutical Co. Ltd.†	2,376,004
44,000	THK Co., Ltd.†	764,460
48,000	Toppan Printing Co., Ltd.†	463,611
70,000	Toyota Motor Corp.	2,726,844
199	West Japan Railway Co.	793,973

		26,563,431

Luxembourg — 1.3%
77,303	Arcelor†	1,442,711

Netherlands — 6.6%
16,592	DSM N.V.	902,322
11,690	European Aeronautic Defence and Space Co.	333,069
13,548	Heineken N.V.†*	425,557
13,386	ING Groep N.V.	354,088
148,166	Koninklijke (Royal) KPN N.V.*	1,184,290
34,459	Koninklijke (Royal) Philips Electronics N.V.	814,870
82,271	TPG N.V.	1,986,409
13,143	Unilever N.V.†	764,014
22,287	VNU N.V.	608,289

		7,372,908

Singapore — 1.4%
76,000	Oversea-Chinese Banking Corp. Ltd.	630,383
121,000	United Overseas Bank Ltd.	981,818

		1,612,201

Spain — 1.4%
74,959	Endesa, S.A.†	1,520,323

See Notes to Financial Statements.

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Schedule of Investments (continued) October 31, 2004

SHARES	SECURITY	VALUE
Sweden — 1.8%
15,931	Atlas Copco AB, Class A Shares†	$658,695
18,543	Electrolux AB, Series B	343,510
123,268	Nordea Bank AB†	1,063,628

		2,065,833

Switzerland — 3.6%
33,046	Clariant AG	448,363
57,271	Credit Suisse Group*	1,956,819
11,076	Zurich Financial Services AG	1,575,685

		3,980,867

United Kingdom — 21.5%
45,830	AstraZeneca PLC	1,876,659
310,400	BP PLC	3,003,900
44,266	British Sky Broadcasting Group PLC*	412,955
99,027	Diageo PLC	1,323,502
76,031	GlaxoSmithKline PLC	1,599,910
24,721	GUS PLC	404,097
84,981	HBOS PLC	1,137,335
72,613	InterContinental Hotels Group PLC	887,883
47,955	National Grid Transco PLC	416,577
21,249	Next PLC	651,023
89,285	Royal Bank of Scotland Group PLC	2,629,026
141,225	The Sage Group PLC	475,433
62,400	Scottish and Southern Energy PLC	955,328
109,233	Smiths Group PLC	1,493,973
379,138	Tesco PLC	1,996,276
47,617	Tomkins PLC	217,522
1,739,020	Vodafone Group PLC	4,450,616

		23,932,015

	TOTAL COMMON STOCK (Cost — $95,568,123)	111,686,427

FACE AMOUNT
REPURCHASE AGREEMENT — 1.3%
$ 1,423,000	Merrill Lynch & Co. dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $1,423,216; (Fully collateralized by various zero coupon U.S. Government Agency Obligations, due 11/2/04 to 4/29/05; Market value — $1,451,460) (Cost — $1,423,000)	1,423,000

	TOTAL INVESTMENTS — 101.6% (Cost — $96,991,123**)	113,109,427
	Liabilities in Excess of Other Assets — (1.6)%	(1,779,541)

	TOTAL NET ASSETS — 100.0%	$111,329,886

LOANED SECURITIES COLLATERAL
26,504,589	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $26,504,589)	$26,504,589

†	All or a portion of this security is on loan (Notes 1 and 3).
*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $97,048,277.

Abbreviation used in this schedule:

CDI — Chess Depositary Interest

See Notes to Financial Statements.

11        Smith Barney International Fund      |      2004 Annual Report

Schedule of Investments (continued) October 31, 2004

Summary of Investments by Sector*
Financials	27.2%
Consumer Discretionary	14.6
Industrials	9.5
Energy	8.4
Healthcare	8.2
Telecommunication Services	7.6
Materials	6.4
Consumer Staples	6.3
Information Technology	5.7
Utilities	4.8
Other	1.3

100.0%

*	As a percentage of total investments. Please note the Fund holdings are as of October 31, 2004 and are subject to change.

See Notes to Financial Statements.

12        Smith Barney International Fund      |      2004 Annual Report

Statement of Assets and Liabilities October 31, 2004

ASSETS:
Investments, at value (Cost — $96,991,123)	$113,109,427
Loaned securities collateral, at value (Cost — $26,504,589) (Notes 1 and 3)	26,504,589
Foreign currency, at value (Cost — $53,278)	53,797
Cash	35
Dividends and interest receivable	229,247
Receivable for Fund shares sold	47,783
Receivable for securities sold	32,797
Receivable for open forward foreign currency contracts (Notes 1 and 3)	231

Total Assets	139,977,906

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	26,504,589
Payable for securities purchased	1,566,314
Payable for Fund shares reacquired	111,207
Management fee payable	79,787
Trustees’ retirement plan payable (Note 2)	32,034
Service plan fees payable	10,771
Accrued expenses	343,318

Total Liabilities	28,648,020

Total Net Assets	$111,329,886

NET ASSETS:
Par value of shares of beneficial interest ($0.00001 par value, unlimited shares authorized)	$57
Capital paid in excess of par value	194,681,891
Accumulated net investment loss	(231)
Accumulated net realized loss from investment transactions and foreign currency transactions	(99,487,870)
Net unrealized appreciation of investments and foreign currencies	16,136,039

Total Net Assets	$111,329,886

Shares Outstanding:
Class 1	161,924

Class A	2,807,773

Class B	2,673,265

Class C	105,047

Net Asset Value:
Class 1 (and redemption value)	$20.88

Class A (and redemption value)	$20.03

Class B *	$18.54

Class C *	$20.26

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$22.82

Class A (based on maximum sales charge of 5.00%)	$21.08

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

13        Smith Barney International Fund      |      2004 Annual Report

Statement of Operations For the Year Ended October 31, 2004

INVESTMENT INCOME:
Dividends	$2,786,240
Interest	101,248
Less: Foreign withholding tax	(319,383)

Total Investment Income	2,568,105

EXPENSES:
Transfer agency services (Notes 2 and 4)	1,253,899
Management fees (Note 2)	1,049,551
Service plan fees (Note 4)	649,573
Custody	91,840
Shareholder communications (Note 4)	83,146
Audit and Legal	76,159
Registration fees	37,993
Trustees’ fees	6,287
Other	14,187

Total Expenses	3,262,635

Less: Management fee waiver (Notes 2 and 7)	(114,394)

Net Expenses	3,148,241

Net Investment Loss	(580,136)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	12,883,948
Foreign currency transactions	111,984

Net Realized Gain	12,995,932

Change in Net Unrealized Appreciation From:
Investments	5,403,675
Foreign currencies	8,743

Increase in Net Unrealized Appreciation	5,412,418

Net Gain on Investments and Foreign Currencies	18,408,350

Increase in Net Assets From Operations	$17,828,214

See Notes to Financial Statements.

14        Smith Barney International Fund      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended October 31,

	2004	2003
OPERATIONS:
Net investment loss	$(580,136)	$(1,068,495)
Net realized gain (loss)	12,995,932	(31,230,703)
Net Increase in unrealized appreciation	5,412,418	46,608,321

Increase in Net Assets From Operations	17,828,214	14,309,123

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	14,283,959	25,612,115
Cost of shares reacquired	(20,669,359)	(28,418,479)

Decrease in Net Assets From Fund Share Transactions	(6,385,400)	(2,806,364)

Increase in Net Assets	11,442,814	11,502,759

NET ASSETS:
Beginning of year	99,887,072	88,384,313

End of year*	$111,329,886	$99,887,072

* Includes accumulated net investment loss of:	$(231)	—

See Notes to Financial Statements.

15        Smith Barney International Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$17.50		$14.83	$20.58	$42.17	$32.57

Income (Loss) From Operations:
Net investment income (loss)	0.09		(0.00)*	(0.19)	(0.24)	(0.45)
Net realized and unrealized gain (loss)	3.29		2.67	(5.56)	(21.35)	10.79

Total Income (Loss) From Operations	3.38		2.67	(5.75)	(21.59)	10.34

Less Distributions From:
Net realized gains	—		—	—	—	(0.74)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.74)

Net Asset Value, End of Year	$20.88		$17.50	$14.83	$20.58	$42.17

Total Return(2)	19.31%		18.00%	(27.94)%	(51.20)%	31.53%

Net Assets, End of Year (millions)	$3		$3	$3	$4	$9

Ratios to Average Net Assets:
Expenses	1.89	%(3)	2.45%	2.02%	1.54%	1.42%
Net investment income (loss)	0.47		(0.03)	(1.00)	(0.82)	(0.94)

Portfolio Turnover Rate	56%		153%	24%	24%	27%

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$16.89		$14.42	$20.15	$41.57	$32.24

Income (Loss) From Operations:
Net investment loss	(0.02)		(0.12)	(0.30)	(0.40)	(0.64)
Net realized and unrealized gain (loss)	3.16		2.59	(5.43)	(21.02)	10.71

Total Income (Loss) From Operations	3.14		2.47	(5.73)	(21.42)	10.07

Less Distributions From:
Net realized gains	—		—	—	—	(0.74)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.74)

Net Asset Value, End of Year	$20.03		$16.89	$14.42	$20.15	$41.57

Total Return(2)	18.59%		17.13%	(28.44)%	(51.53)%	31.00%

Net Assets, End of Year (millions)	$56		$49	$40	$53	$87

Ratios to Average Net Assets:
Expenses	2.49	%(3)	3.21%	2.72%	2.17%	1.82%
Net investment loss	(0.13)		(0.77)	(1.67)	(1.44)	(1.36)

Portfolio Turnover Rate	56%		153%	24%	24%	27%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratios for Class 1 and Class A shares would have been 1.99% and 2.59%, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

16        Smith Barney International Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the year or period ended October 31,

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$15.78		$13.60	$19.18	$ 39.86	$31.16

Income (Loss) From Operations:
Net investment gains	(0.19)		(0.24)	(0.44)	(0.59)	(0.94)
Net realized and unrealized gain (loss)	2.95		2.42	(5.14)	(20.09)	10.38

Total Income (Loss) From Operations	2.76		2.18	(5.58)	(20.68)	9.44

Less Distributions From:
Net realized gains	—		—	—	—	(0.74)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.74)

Net Asset Value, End of Year	$18.54		$15.78	$13.60	$ 19.18	$39.86

Total Return(2)	17.49%		16.03%	(29.09)%	(51.88)%	30.04%

Net Assets, End of Year (millions)	$50		$46	$43	$65	$123

Ratios to Average Net Assets:
Expenses	3.43	%(3)	4.15%	3.60%	2.90%	2.53%
Net investment loss	(1.07)		(1.73)	(2.57)	(2.18)	(2.07)

Portfolio Turnover Rate	56%		153%	24%	24%	27%

Class C Shares(1)(4)	2004		2003	2002	2001	2000(5)
Net Asset Value, Beginning of Period	$17.03		$14.42	$20.13	$ 41.61	$46.13

Income (Loss) From Operations:
Net investment loss	0.02		(0.01)	(0.30)	(0.43)	(0.11)
Net realized and unrealized gain (loss)	3.21		2.62	(5.41)	(21.05)	(4.41)

Total Income (Loss) From Operations	3.23		2.61	(5.71)	(21.48)	(4.52)

Less Distributions From:
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.00)*

Net Asset Value, End of Period	$20.26		$17.03	$14.42	$ 20.13	$41.61

Total Return(2)	18.97%		18.10%	(28.37)%	(51.62)%	(9.80)%‡

Net Assets, End of Period (000s)	$2,128		$2,153	$2,358	$4,123	$287

Ratios to Average Net Assets:
Expenses	2.24	%(3)	2.41%	2.63%	2.49%	2.25%†
Net investment loss	0.11		(0.06)	(1.65)	(1.60)	(2.06)†

Portfolio Turnover Rate	56%		153%	24%	24%	27%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratios for Class B and Class C shares would have been 3.53% and 2.34%, respectively.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.
(5)	For the period September 13, 2000 (inception date) to October 31, 2000.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

17        Smith Barney International Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney International Fund (“Fund”) is a separate diversified investment fund of the Smith Barney Investment Series (“Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

18        Smith Barney International Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

(e) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses on the sale of securities are calculated by using the specific identification method.

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Class specific expenses are charged to each class; management fees, income, gains, and/or losses general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(h) Foreign Currency Translation. The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchase and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions. Difference between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law a withholding tax may be imposed on interest, dividends, and capital gain at various rates.

(j) Reclassifications. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $467,921 has been reclassified between undistributed net investment income and paid-in capital, as a result of permanent differences attributable to a tax net operating loss. Additionally, $111,984 has been reclassified from accumulated net realized loss from investment transactions to accumulated net investment loss due to foreign currency transactions treated as ordinary income for tax. This reclassification has no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as the investment manager to the Fund. From November 1, 2003 to July 31, 2004, the Fund paid SBFM a management fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. From August 1, 2004 to October 31, 2004, the Fund adopted a contractual management fee at an annual rate of 0.85%. The fee is calculated daily and paid monthly.

During the year ended October 31, 2004, SBFM waived a portion of its management fee in the amount of $114,394.

Effective November 1, 2004, SBFM imposed a voluntary expense limitation of 2.00%, 2.75%, 2.75% and 1.75% for Class A, Class B, Class C and Class 1, respectively.

19        Smith Barney International Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

SBFM entered into a sub-advisory agreement with Citigroup Asset Management Ltd. (“CAM Ltd.”). Pursuant to the sub-advisory agreement, the sub-adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays CAM Ltd. a sub-advisory fee calculated at an annual rate of 0.70% of the aggregate assets of the Fund allocated to the sub-adviser.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended October 31, 2004, the Fund paid transfer agent fees of $892,310 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There are a maximum sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an sales charge.

For the year ended October 31, 2004, CGM and its affiliates received sales charges of approximately $10,000 on the sale of the Fund’s Class 1 shares. In addition, for the year ended October 31, 2004, CDSCs paid to CGM and its affiliates were approximately $103,000 for Class B shares.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

The Trustees of the Funds have adopted a Retirement Plan (“Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Four former Trustees are currently receiving payments under the Plan.

Certain of the Trustees are also covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. At October 31, 2004, $32,034 is accrued in connection with these plans.

20        Smith Barney International Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$60,063,740

Sales	66,888,217

At October 31, 2004 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$17,337,853
Gross unrealized depreciation	(1,276,703)

Net unrealized appreciation	$16,061,150

At October 31, 2004, the Fund had open forward foreign currency contracts as described below. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts To Buy:
Euro	66,000	$84,137	11/1/04	$231

At October 31, 2004, the Fund loaned securities having a market value of $25,230,955. The fund received cash collateral amounting to $26,504,589, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a rule 2a-7 money market fund.

Income earned by the Fund from securities lending for the year ended October 31, 2004 was $87,266.

4.	Class Specific Expenses

Pursuant to Rule 12b-1 Service Plans, the Fund pays a distribution/service fee with respect to its Class A, B and C shares calculated at an annual rate not to exceed 0.25% of the average daily net assets with respect to Class A shares and at the annual rate of 1.00% of the respective average daily net assets of Class B and C shares. For the year ended October 31, 2004, total Rule 12b-1 Service Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Service Plan Fees	$135,648	$491,572	$22,353

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class 1	Class A	Class B	Class C
Transfer Agency Service Expenses	$25,919	$595,435	$630,117	$2,428

For the year ended October 31, 2004, total Shareholder Communication expenses were as follows:

	Class 1	Class A	Class B	Class C
Shareholder Communication Expenses	$1,644	$40,060	$40,050	$1,392

21        Smith Barney International Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Shares of Beneficial Interest

The Fund has five classes of beneficial interest, Classes 1, A, B, C and Y, of which four are outstanding, each with a par value of $0.00001 per share. There are an unlimited number of shares authorized. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Class 1
Shares sold	10,157	$200,620	17,696	$267,442
Shares reacquired	(28,012)	(552,228)	(29,062)	(438,142)

Net Decrease	(17,855)	$(351,608)	(11,366)	$(170,700)

Class A
Shares sold	471,297	$8,838,905	991,523	$14,766,183
Shares reacquired	(557,128)	(10,520,113)	(884,252)	(13,162,738)

Net Increase (Decrease)	(85,831)	$(1,681,208)	107,271	$1,603,445

Class B
Shares sold	294,081	$5,144,737	596,603	$8,328,976
Shares reacquired	(518,234)	(9,086,233)	(860,263)	(12,008,136)

Net Decrease	(224,153)	$(3,941,496)	(263,660)	$(3,679,160)

Class C†
Shares sold	5,272	$99,697	151,998	$2,249,514
Shares reacquired	(26,613)	(510,785)	(189,097)	(2,809,463)

Net Decrease	(21,341)	$(411,088)	(37,099)	$(559,949)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Income Tax Information and Distributions to Shareholders

For the years ended October 31, 2004 and 2003, the Fund did not make any distributions.

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	(99,430,716	)*
Unrealized appreciation	16,078,654	**

Total accumulated losses	$(83,352,062)

*	On October 31, 2004, the Fund had a net capital loss carryforward of approximately $99,430,716, of which $569,980 expires in 2005, $569,980 expires in 2006, $157,778 expires in 2008, $24,562,212 expires in 2009, $43,173,297 expires in 2010 and 30,397,469 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

7.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

22        Smith Barney International Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

8.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

23        Smith Barney International Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney International Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney International Fund of Smith Barney Investment Series Trust (“Fund”) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Fund of Smith Barney Investment Series Trust as of October 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

24        Smith Barney International Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney International Fund (“Fund”) (formerly known as Smith Barney International Aggressive Growth Fund) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. 1-800-451-2010 or (PFPC at 1-800-451-2010 and Primerica Shareholder Services at
1-800-544-5445).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Non-Interested Trustees:

Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/30/43	Trustee	Since 2001	President and Chief Operations Officer, Landmark City (Real Estate Development) (since 2002); Executive Vice President and Chief Operations Officer, DigiGym Systems (On-line Personal Training Systems) (since 2001); Chief Executive Officer, Rocket City Enterprises (Internet Service Company) (from 2000 to 2001); President, Catalyst (Consulting) (Since 1984).	36	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (Biometric information Management) (since 2002; consultant since 1999); Director, Lapoint Industries (Industrial Filter Company) (since 2002); Director of Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 7/20/37	Trustee	Since 1997	Consultant, URS Corporation (Engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (Engineering) (from 1969 to 1998), Member of Management Committee, Signature Science (Research and Development) (since 2000).	31	Director, American Electric Power (Electric Utility) (since 1999); Director, Valero Energy (Petroleum Refining) (since 1999); Director, National Instruments Corp. Technology (since 1994).

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 7/06/38	Trustee	Since 1991	Dean Emeritus and Wiley Professor, Texas A&M University (since 2001); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	31	Former Director, Randall’s Food Markets, Inc. (from 1990 to 1999); former Director, First American Bank and First American Savings Bank (from 1994 to 1999).

25        Smith Barney International Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 5/16/43	Trustee	Since 2001	Adjunct Professor, William & Mary College (since September 2002); Principal/Member, Belvan Partners/Balfour Vantage — Manager and General Partner to the Vantage Hedge Fund, LP (since March 2002); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (from March 1999 to 2001); former General Partner and Shareholder, Greenwich Ventures, LLC (Investment Partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from 1997 to 2000).	36	Former President and Director, Delta Financial, Inc. (Investment Advisory Firm) (from 1983 to 1999).

Stephen R. Gross c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/8/47	Trustee	Since 1986	Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Managing Director, Fountainhead Ventures, Ltd. (Consulting) (from 1998 to 2002); Secretary, Carint N.A. (Manufacturing) (since 1988); former Treasurer, Hank Aaron Enterprises (Fast Food Franchise) (from 1985 to 2001); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1980); Treasurer, Coventry Limited, Inc. (since 1985).	31	Director, United Telesis, Inc. (Telecommunications) (since 1997); Director, eBank.com, Inc. (since 1997); Director, Andersen Calhoun, Inc. (Assisted Living) (since 1987); former Director, Charter Bank, Inc, Inc. (from 1987 to 1997); former Director, Yu Save, Inc. (Internet Company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (Wireless Applications) (from 1998 to 2000); former Director, Ikon Ventures, Inc. (from 1997 to 1998).

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 3/25/40	Trustee	Since 2001	Professor, Babson College (since 1992).	36	Former Trustee, The Highland Family of Funds (Investment Company) (from 1997 to 1998).

26        Smith Barney International Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 08/12/51	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC Global Research Associates, Inc. (Investment Consulting) (since 1990).	36	Director, Eclipse Funds (currently supervises 17 investment companies in fund complex) (since 1990).

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 12/27/41	Trustee	Since 1990	President, George Mason University (since 1996).	31	Director, DigitalNet Holdings, Inc. (since October 2003); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999).

R. Richardson Petit c/o R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 7/06/42	Trustee	Since 1990	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984).	31	None

Interested Trustee:

R. Jay Gerken, CFA** CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/05/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup Inc.; Head of International Funds Administration of CAM from (2001 to 2003); Director of Global Funds Administration of CAM from 2000 to 2001; Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

27        Smith Barney International Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 9/8/57	Chief Financial Officer and Treasurer Controller	Since 2004 2003	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Michael McElroy CAM 33 Canada Square/Citigroup Centre Canary Wharf London, UK DOB: 6/04/65	Vice President and Investment Officer	Since 2002	CAM since 2000; Director of Quantitative Research and Senior Portfolio Manager — U.S., International and Market-Neutral Accounts; Consultant; Digital Equipment Corporation; Associate, Intermarket Capital Associates Ltd.	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer: SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary Chief Legal Officer Secretary	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup Inc.	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

28        Smith Barney International Fund      |      2004 Annual Report

SMITH BARNEY

INTERNATIONAL FUND

TRUSTEES

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Stephen R. Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer and Treasurer

Michael P. McElroy, CFA

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Series

Smith Barney International Fund

The Fund is a separate investment fund of the Smith Barney Investment Series, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Investment Series — Smith Barney International Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY INTERNATIONAL FUND

Smith Barney Mutual Funds

3120 Breckinridge Boulevard

Duluth, Georgia 30099-0001

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com/index_pfs.html

©2004 Citigroup Global Markets Inc. Member NASD, SIPC

FD03103 12/04 04-7550

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Investment Series were $130,000 and $126,000 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Smith Barney Investment Series were $0 and $8,000 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Smith Barney Investment Series of $17,500 and $16,900 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Series.

(d)	All Other Fees for Smith Barney Investment Series of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and

Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Series were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Smith Barney Investment Series’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Investment Series or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Series

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Investment Series

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Investment Series

Date: January 7, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Smith Barney Investment Series

Date: January 7, 2005